OFFICE OF THE U.S. TRUSTEE - REGION 3
    MONTHLY REPORTING REQUIREMENTS
    For the month of November 1997

Debtor Name:  Fruehauf Trailer Corporation
Case Number:  96-1563 (PJW)


    Explanation         Document   Previously   Explanation
 Required Documents     Attached   Submitted     Attached
 ------------------     --------   ----------    --------

Condensed Statement
  of Operations             X

Condensed Balance Sheet	    X

Statement of Cash
Receipts and Disbursements  X

Statement of Aged
Receivables                 X

Statement of Aged Payables  X

Statement of Operations,
Taxes, Insurance and
Personnel                   X

Tax Receipts                X

Other Documentation as
required by the Trustee     X

The undersigned individual certifies under penalty of perjury
(28 U.S.C. section 1746) that to the best of the individual's knowledge, the documents appended are true and correct.

By: /s/ James Wong              Date: December 14, 1997
   ----------------                  -----------------
   James Wong
   Chief Financial Officer

     OFFICE OF THE U.S. TRUSTEE - REGION 3
        MONTHLY REPORTING REQUIREMENTS
          For the month of November 1997

Debtor Name:  Fruehauf Trailer Corporation
Case Number:  96-1563 (PJW)

On April 16, 1997, Fruehauf Trailer Corporation ("FTC" or "the Debtor") completed the sale of all of its domestic operations and operating assets to Wabash National Corporation ("the Asset Sale"). In conjunction with the Asset Sale, the number of FTC employees was reduced from 1,185 to six full time equivalents ("FTEs"). None of these six FTEs were employees of FTC prior to the Asset Sale. In addition, the historical records, including accounting records, were included with the assets sold. Therefore, without such historical records and institutional memory, FTC has been unable to prepare accurate and meaningful financial statements prior to June 1, 1997.

On June 1, 1997 the remaining assets and financial documents were transferred from Indianapolis, Indiana to the current FTC headquarters located in Corona del Mar, California. Henceforth, the Debtor began "fresh start" accounting procedures and financial statements. The Debtor, to the best of its ability and utilizing the information available, has attempted to reconstruct and substantiate such financial statements. The due diligence involved in preparation of the "fresh start" financial documents includes: closing and reconciling bank accounts; consolidating and negotiating more favorable insurance coverage, including seeking potential refunds; seeking potential environmental recoveries from various state funds; assessing valuations on the various properties that remain with the Debtor; and verifying and scheduling the numerous payables outstanding. The Debtor continues to receive invoices for services rendered and/or goods received for the period subsequent to filing bankruptcy and prior to the Asset Sale (between October 8, 1996 and April 16, 1997). In addition, the Debtor continues to receive various refunds of monies from tax authorities and other entities, albeit at de minimus amounts. Thus, the financial statements as contained herein may be subject to modification due to the aforementioned effects or other causes not currently known. In addition, the financial statements contained herein are unaudited.

(continued)

   OFFICE OF THE U.S. TRUSTEE - REGION 3
      MONTHLY REPORTING REQUIREMENTS
      For the month of November 1997

Debtor Name:  Fruehauf Trailer Corporation
Case Number:  96-1563 (PJW)


The November 1997 financial statements have been restated to reflect additional and more accurate information with respect to certain assets of the Debtor. Due to such modifications, a cash flows statement will not reflect accurate data, and thus will not be presented.

Due to the lack of accounting data, no material change in financial activity and lack of any information to the contrary, and in the interests of consolidating administrative functions, no additional documentation will be provided related to the following entities:

Debtor Name:                                  Case Number:
------------                                  ------------
Maryland Shipbuilding & Drydock Company       96-1564 (PJW)
Jacksonville Shipyards, Inc.	                96-1565 (PJW)
Fruehauf Corporation                          96-1567 (PJW)
FGR, Inc.                                     96-1568 (PJW)
The Mercer Co.                                96-1569 (PJW)
Deutsche-Fruehauf Holding Corporation         96-1570 (PJW)
MJ Holdings, Inc.	                            96-1571 (PJW)
E.L. Devices, Inc.                            96-1572 (PJW)


Management shall again provide detailed reporting should any future material financial activity occur in any or all of the respective reporting entities.

         OFFICE OF THE U.S. TRUSTEE - REGION 3
          CONDENSED BALANCE SHEET - UNAUDITED
          For The Month Ending November 30, 1997
                (Dollars in Thousands)


Debtor Name:    Fruehauf Trailer Corporation
Case Number:    96-1563(PJW)


                                 11/30/97 10/31/97    9/30/97
                                 -------   -------    -------
ASSETS
  Current Assets
     Cash & Short-term
     investments                $10,387    $5,149    $ 6,459
     Restricted cash                568       533        504
     Note receivable                995       660          -
     Miscellaneous receivables        0         0          0
     Environmental
      receivables (1)                 0         0         63
     Insurance refunds (1)            0       850      2,968
     Prepaid expenses               486       506        527
                                -------   -------    -------
  Total Current Assets           12,436     7,698     10,521

  Other Assets
     Investment in Fruehauf
     de Mexico subsidiary         1,500     1,500      1,500
     Wabash common stock (2)      5,214    10,427     10,427
     Wabash preferred stock(3)   21,464    21,464     21,464
     Jacksonville Note
     Receivable, net (4)          3,777     3,777      3,777
     Kearney Note
     Receivable, net (5)          1,680     1,690      1,700
     Property held for sale         440       440        440
                                -------   -------    -------
  Total Other Assets             34,075    39,298     39,308
                                -------   -------    -------

Total Assets                    $45,511   $46,996    $49,829
                                =======   =======    =======

(1) The Debtor has re-evaluated the certainty and reasonableness of the potential collection of the environmental and insurance refunds, and determined it is appropriate to write-off these amounts as uncollectable. In the case of the insurance refunds, the Debtor has been notified by counsel that certain of the insurance carriers have asserted the right of set-off against some of the potential refund amounts. In November 1997, the Debtor received a $0.8 million refund, of which $0.3 million was set-off by the insurer. With respect to the environmental refunds, the Debtor has determined that it is not possible to determine with any certainty that these funds can be collected.

(2) Between July 29, 1997 and August 12, 1997, the Debtor sold 600,000 shares of Wabash common stock at an average share price of $28.03, less a 7% brokerage fee to Merrill Lynch for executing the transactions. Net proceeds to the Debtor were $15.6 million, of which $8.3 million was used to repay the BofA DIP facility.

      Between October 31, 1997 and November 7, 1997 the Debtor sold 200,000 shares of Wabash common stock at an average price of $27.96, less a 7% brokerage fee to Merrill Lynch for executing the transactions. Net proceeds to the Debtor were $5.6 million, which were applied towards working capital.

(3) The value of the Wabash Preferred Stock reflects an anticipated full conversion of the 352,000 shares of Preferred Stock to Common Stock, at the conversion price of $21.375 per share and a Common Stock market price of $28.03 per share, less an estimated 7% transaction fee.

(4) Represents the current outstanding balance of the Jacksonville note.

(5) Represents the current outstanding balance of the Kearney note.

         OFFICE OF THE U.S. TRUSTEE - REGION 3
          CONDENSED BALANCE SHEET - UNAUDITED
        For The Month Ending November 30, 1997
                (Dollars in Thousands)


Debtor Name:    Fruehauf Trailer Corporation
Case Number:    96-1563(PJW)

                                11/30/97  10/31/97    9/30/97
                                -------   --------    -------
LIABILITIES & EQUITY
  Current Liabilities
     Accounts payable            $  373    $  729    $  590
     Professional fees (1)        1,338     1,400     1,194
     Accrued current
       liabilities                  400       400       400
                                -------   -------    -------
  Total Current Liabilities       2,111     2,529     2,184

  Long-term Liabilities
     B of A DIP loan                  0         0          0
                                -------   -------    -------
     Total Liabilities Not
     Subject to Compromise        2,111     2,529      2,184

Liabilities Subject
 to Compromise:
  Accounts payable               33,640    33,640     33,640
  Long-term debt                 60,390    60,390     60,390
  Accrued interest                4,330     4,330      4,330
  Retiree healthcare benefits    23,105    23,105     23,105
  Intercompany accounts payable  62,201    62,201     62,201
  Other liabilities              24,440    24,440     24,440
                                -------   -------    -------
    Total Liabilities Subject
    to Compromise               208,106   208,106    208,106
                                -------   -------    -------
  Total Liabilities             210,217   210,635    210,290

EQUITY
   Opening Equity Balance      (164,853) (162,883)  (159,894)
   Net loss                       1,147      (756)      (567)
                                -------   -------    -------
   Total Equity                (163,706) (163,639)  (160,461)

Total Liabilities & Equity      $46,511   $46,996    $49,829
                                =======   =======    =======

(1) Included in Accounts Payable for August.

         OFFICE OF THE U.S. TRUSTEE - REGION 3
      CONDENSED STATEMENT OF OPERATIONS - UNAUDITED
          For The Month Ending November 30, 1997
                (Dollars in Thousands)


Debtor Name:    Fruehauf Trailer Corporation
Case Number:    96-1563(PJW)

                                11/30/97  10/31/97    9/30/97
                                --------  --------    -------
Sales                             $   0     $   0      $   0
Other income (1)                     41        20         48
Cost of Goods Sold                    0         0          0
                                 ------    -------    -------
  Gross Margin                       41        20         48

Sales, General and
Administrative                      112       324        141
Insurance and Insurance claims        0         8         42
                                 ------    -------    -------

Income (loss) from operations       (71)     (312)      (135)
Interest expense                      0         0           0
Equity income in
Fruehauf  de Mexico                  49       185         50
Other                                 0         0          0
                                  -----    -------    -------
Loss before
  reorganization items              (22)     (127)       (85)

Reorganization items:
  Professional and other fees
     of bankruptcy                  457       629        482
  Gain on disposition
     of assets  (2)              (1,626)        0          0
                                 ------    -------    -------
  Total Reorganization Items     (1,169)      629        482

  Income (loss) before
    income taxes                  1,147      (756)      (567)

Provision for income taxes            0         0           0
                                 ------    -------    -------
Net Loss                         $1,147     ($756)     ($567)
                                 ======    =======    =======

(1) Other Income includes interest income, state tax refunds and miscellaneous refunds.

(2) The Debtor completed the sale of 600,000 shares of Wabash common stock in November 1997. Its cost basis was $17.875 per share.

         OFFICE OF THE U.S. TRUSTEE - REGION 3
      CONDENSED STATEMENT OF CASH FLOW - UNAUDITED
           For The Month Ending November 30, 1997
                 (Dollars in Thousands)


Debtor Name:    Fruehauf Trailer Corporation
Case Number:    96-1563(PJW)


None.

      OFFICE OF THE U.S. TRUSTEE - REGION 3
          STATEMENT OF AGED RECEIVABLES
          For the month of November 1997


Debtor Name:   Fruehauf Trailer Corporation
Case Number:   96-1563 (PJW)


The Debtor sold all of its trade accounts receivables in conjunction with the Wabash sale on April 16, 1997. However, the Debtor continues to receive miscellaneous state tax refunds, bank fee refunds and other de minimus refunds. These amounts are currently estimated at fifty thousand dollars. The Debtor does not currently have any other material accounts receivables.

         OFFICE OF THE U.S. TRUSTEE - REGION 3
               STATEMENT OF AGED PAYABLES
           For The Month Ending November 30, 1997
                (Dollars in Thousands)


Debtor Name:    Fruehauf Trailer Corporation
Case No:        96-1563 (PJW)


DESCRIPTION      Current   1-30 Days  31-60 Days  61-90 Days 91+ Days    Total
-------------   ---------  ---------  ----------  ---------- --------    -------

Trade Payables   $ 27,524   $ 30,564    $ 20,350     $17,293  $277,341  $373,072


         OFFICE OF THE U.S. TRUSTEE - REGION 3
  STATEMENT OF OPERATIONS, TAXES, INSURANCE AND PERSONNEL
              For the month of November 1997

Debtor Name:   Fruehauf Trailer Corporation
Case Number:   96-1563 (PJW)


Status of Postpetition Taxes
----------------------------

See Tax Receipts.


Payments to Insiders
--------------------

 Payee Name        Position       Nature of Payment   Amount
-----------        --------       -----------------   ------

Chriss Street   Chairman and CEO    Wages (A)        $20,769
Chriss Street   Chairman and CEO    Travel and Other
                                    Expenses           5,500

James Wong      CFO, Treasurer      Wages (A)          6,000
James Wong      CFO, Treasurer      Travel and Other
                                    Expenses           5,028

Worth Frederick Vice President      Wages (A)          3,002
Worth Frederick Vice President      Travel and Other
                                    Expenses           3,604

Courtney Watson Corporate Secretary Wages (A)          5,000
Courtney Watson Corporate Secretary Travel and Other
                                    Expenses             268


 (A)  Wages represent gross wages paid for the periods ended
November 14, 1997 and November 28, 1997.


Summary of Actual
Payments to Professionals
-------------------------


                              November 1997              10/7/96 to Present
                            ------------------           ------------------
                                               Cumulative
                            Invoices  Invoices   Balance   Total     Total
 Name and Relationship      Received   Paid        Due     Billed     Paid
----------------------      --------  -------- ----------  ------    ------

Debtor's Counsel
----------------

Jones, Day, Reavis & Pogue  $    0    $    0    $ 682,112 $2,445,161  $1,763,048
Camhy, Karlinsky & Stein         0   372,734      147,066    811,987     292,187
Morris, Nichols, Arsht
  & Tunnel                       0    17,656       28,833    303,026     256,537
Carson &  Fischer                0         0        2,328      4,222       1,894


Debtor's Accountants
--------------------
Price Waterhouse LLP             0    45,558      134,293    934,812     754,961


Madeleine LLC Counsel
---------------------
O'Melveny & Meyers LLP           0         0            0          0           0
Richards, Layton & Finger        0         0        3,230     27,408      24,178


Madeleine LLC Advisor
---------------------
Policano & Manzo LLC             0         0            0          0           0


Creditors' Committee Counsel
----------------------------
Stroock, Stroock & Lavan         0      1,916      41,741    478,541     434,884
Saul, Ewing, Remick
& Saul                           0        482       4,495     40,477      35,500


Creditors' Committee Advisors
-----------------------------
Ernst & Young LLP                0     38,095      48,465    442,779     356,219


Unofficial Bondholders'
Committee Counsel
------------------------------
Haynes & Boone                   0     75,085     136,516     827,358    615,757
Young, Conaway, Stargatt
 & Taylor                        0      4,539        (192)     16,126     11,779


Indenture Trustee & Counsel
---------------------------
IBJ Schroder Bank &
Trust                            0          0           0          0           0
Hughes, Hubbard
 & Reed                          0          0           0          0           0


Other
-----
ARP                              0          0      16,223     85,373      69,150
Logan & Company, Inc.            0     15,073      21,057    560,714     524,584
ATC Group Services               0          0      25,602    155,990     130,388
McGuire, Woods, Battle
 & Boothe                   14,120     24,917      44,730    102,163      46,636
Walsh & Mongack                957        202       1,764      6,755       5,746
                             -----    -------   ---------  ---------   ---------

Totals                     $15,077   $596,257  $1,338,263 $7,242,892  $5,323,449
                          ========   ========  ========== ==========  ==========

(A) Jones, Day, Reavis & Pogue received a retainer in the amount of $150,000. The retainer payment made in October 1996 is not considered in the determination of the balance due.

(B) Morris, Nichols, Arsht & Tunnel received a retainer in the amount of $25,000. The retainer payment made in October 1996 is not considered in the determination of the balance due.

(C) Price Waterhouse LLP received a retainer in the amount of $75,000. The retainer payment made in October 1996 is not considered in the determination of the balance due.

(D) O'Melveny & Meyers LLP and Richards , Layton & Finger did not submit a formal retention application. Rather, the requirement to pay their fees is set forth in the terms of the debtor-in-possession lending facility with Madeleine LLC.

(E) Policano & Manzo LLP did not submit a formal retention application. Rather, the requirement to pay their fees is set forth in the terms of the debtor-in-possession lending facility with Madeleine LLC.

(F) The formal order regarding the retention of Saul, Ewing, Remick & Saul and Ernst & Young LLP by the Official Creditors' Committee had not been entered in the court docket as of the date of this submission. The date of the court approval will be included once the order is entered in the court docket.

(G) The Alvarez & Marsal, Inc. engagement letter required a retainer in the amount of $125,000. The retainer payment made in October 1996 is not considered in the determination of the balance due.


Adequate Protection Payments
----------------------------

None.


Insurance
---------

The debtor has negotiated more favorable coverage, terms and rates with respect to insurance coverage; it has replaced
Protection Mutual and Travelers Insurance with Utica Mutual
Insurance Company.


Personnel
----------

The Debtor's number of employees at November 30, 1997 is six.

        OFFICE OF THE U.S. TRUSTEE - REGION 3
                    TAX RECEIPTS
           For the month of November 1997


Debtor Name:   Fruehauf  Trailer Corporation
Case Number:   96-1563 (PJW)

Federal, State and Local Income Taxes
-------------------------------------

The Company believes that it experienced a net operating loss for the year ended December 31, 1996. As such, the Debtor believes that no estimated federal, state or local income tax payments are due for 1996.


Federal Excise Taxes
---------------------

The undersigned hereby represents that to the best of my knowledge, Fruehauf Trailer Corporation is current on all postpetition federal excise taxes.

/s/James Wong
------------------
James Wong
Chief Financial Officer


State and Local Sales Taxes
---------------------------

The undersigned hereby represents that to the best of my knowledge, Fruehauf Trailer Corporation is current on all postpetition state and local sales taxes.

/s/ James Wong
-----------------
James Wong
Chief Financial Officer

Payroll Withholding and Other Taxes
------------------------------------

The undersigned represents that to the best of my knowledge with respect to remittance of payroll withholding taxes, the Debtor is current on all postpetition federal, state and local withholding and other taxes.

/s/ James Wong
------------------
James Wong
Chief Financial Officer


Real and Personal Property Taxes
---------------------------------

The Debtor is conducting an evaluation of real and personal property taxes as to the propriety of taxes being prepetition or postpetition and preparing a calendar for payment of what is determined to postpetition taxes. While the undersigned is currently not aware of any postpetition real and personal property taxes past due, the undersigned is not aware of delinquent postpetition real and personal property taxes.

/s/ James Wong
------------------
James Wong
Chief Financial Officer

         OFFICE OF THE U.S. TRUSTEE - REGION 3
    OTHER DOCUMENTATION AS REQUIRED BY THE TRUSTEE
              For the month of November 1997

Debtor Name:   Fruehauf Trailer Corporation
Case Number:   96-1563 (PJW)


QUESTIONAIRE                                        YES  NO
-------------                                       ---   --

1.  Have any assets been sold or transferred              X
    outside the normal course of business this reporting period?

2.  Have any funds been disbursed from any account
    other than a debtor in possession account?            X(1)

3.  Are any postpetition receivables (accounts,
    notes or loans) due from related parties? 	          X(2)

4.  Have any payments been made on prepetition
    liabilities this reporting period?                    X(3)

5.  Have any postpetition loans been received by
    the debtor from any party?                            X(4)

6.  Are any postpetition payroll taxes due?               X(5)

7.  Are any postpetition state or federal income
    taxes past due?                                       X(5)

8.  Are any postpetition real estate taxes due?	          X(5)

9.  Are any other postpetition taxes due?	                X(5)

10. Are any amounts owed to postpetition creditors
    past due?                                             X

11. Have any prepetition taxes been paid during the
    reporting period?                                     X

12. Are any wage payments past due?                       X

1. Pursuant to the Motion and Order of Debtors and Debtors in Possession for an Order (A) Approving Centralized Cash Management System, Use of Existing Bank Accounts and Business Forms and (B) According Priority Status To All Postpetition Intercompany Claims, the Debtors were authorized to continue to maintain the Prepetition Bank Accounts, as they may be modified pursuant to the terms of the DIP Agreement. As of June 1, 1997 the Debtor consolidated and re-located its corporate headquarters to Corona del Mar, California. The Debtor has closed or is in the process of closing and consolidating the 44 bank accounts it has been using prior to the April 16, 1997 transaction. The Debtor anticipates using five bank accounts going forward.

2. Effective April 15, 1997 all retiree health care benefits were terminated with the COBRA provision extended through April
25, 1997. Prior to the termination, retiree health care benefits were paid centrally at the Debtor's home office level.

3. Pursuant to the Motion and Order of Debtors and Debtors in Possession for an Order Authorizing Them to (A) Pay Prepetition Employee Wages, Salaries and Related Item; (B) Reimbursable Prepetition Business Expenses; (C ) Make Payments For Which Payroll Deductions Were Made; (D) Make Prepetition Contributions and Pay Benefits Under Employee Benefit Plans; and (E) Pay All Costs and Expenses Incident to the Foregoing Payments and Contributions and pursuant to the Motion and Order of Debtors and Debtors in Possession Authorizing Them to Honor Certain Prepetition Obligations to Customers, the Debtor has paid certain prepetition employee compensation liabilities and the Debtor has continued to honor, at its sole discretion, prepetition obligations to customers, including the provision of warranty service.

4. The Debtor, together with its affiliated debtors, entered into a debtor-in-possession lending facility with Madeleine, LLC, and affiliate of Cerberus Partners LP. In connection with the sale of the operating assets this DIP lending facility was repaid and a new facility was established with the Bank of America as of April 16, 1997. On August 15, 1997 the Bank of America facility was repaid in its entirety and closed out.

5. See detailed discussion of tax status under Tax Receipts.

          OFFICE OF THE U.S. TRUSTEE - REGION 3
              MONTHLY REPORTING REQUIREMENTS
                For the month of November 1997

Debtor Name:   Fruehauf International Limited
Case Number:   96-1566 (PJW)

  Explanation           Document   Previously   Explanation
Required Documents      Attached   Submitted     Attached
------------------      --------   ----------    --------

Condensed Statement
   of Operations            X

Condensed Balance Sheet	    X

Statement of Cash

Receipts and Disbursements  X

Statement of Aged
Receivables                 X

Statement of Aged Payables  X

Statement of Operations,
Taxes, Insurance and
Personnel                   X

Tax Receipts                X

Other Documentation as
required by the Trustee     X

The undersigned individual certifies under penalty of perjury
(28 U.S.C. section 1746) that to the best of the individual's knowledge, the documents appended are true and correct.

By: /s/ James Wong              Date: December 14, 1997
   ----------------                   -----------------
    James Wong
    Chief Financial Officer

         OFFICE OF THE U.S. TRUSTEE - REGION 3
          CONDENSED BALANCE SHEET - UNAUDITED
        For The Month Ending November 30, 1997
                (Dollars in Thousands)

Debtor Name:    Fruehauf International Limited
Case Number:    96-1566(PJW)

                                    Month     Month     Month
                                    Ended     Ended     Ended
                                  11/30/97   10/31/97   9/30/97
                                   -------   --------   -------
ASSETS
  Current Assets
    Cash                           $     0    $    0    $     0
    Intercompany accounts
      receivable                    23,116    23,116     23,116
    Trade accounts receivable        1,476     1,476      1,476
    Other current assets                 0         0          0
                                   -------    -------    ------
    Total Assets                    24,592    24,592     24,592

Restricted cash                        299        299       299
Other assets and deferred charges     (260)      (260)     (260)
Investment in Fruehauf Corp.        18,783     18,783    18,783
Investment in Deutsche-Fruehauf
  Holding                            2,395      2,395     2,395
Investment in Fruehauf de Mexico    (2,040)    (2,089)   (2,274)
                                   -------    -------    ------
  Total Assets                     $43,769    $43,720   $43,535
                                   =======    =======    ======

LIABILITIES & STOCKHOLDERS'
DEFICIT
Not Subject to Compromise:
--------------------------
   Intercompany accounts payable         0          0         0
   Other liabilities                     0          0         0
                                    -------    -------   ------
Total Not Subject to Compromise          0          0         0

Subject to Compromise:
----------------------
  Other liabilities                    110        110       110
                                    -------    -------   ------
Total Subject to Compromise            110        110       110

STOCKHOLDERS' DEFICIT               43,659     43,610    43,425
                                    -------    -------   ------
Total Liabilities and
Stockholders' Deficit              $43,769    $43,720   $43,535
                                   =======    =======   =======

         OFFICE OF THE U.S. TRUSTEE - REGION 3
      CONDENSED STATEMENT OF OPERATIONS - UNAUDITED
           For The Month Ending November 30, 1997
                (Dollars in Thousands)

Debtor Name:    Fruehauf International Limited
Case Number:    96-1566(PJW)

                               11/30/97  10/31/97    9/30/97
                                -------  --------    ------
Sales                            $   0      $   0      $  0
Cost of Goods Sold                   0          0         0
                                ------     ------    ------
Gross Margin                         0          0         0

Engineering, selling and
administrative expenses              0          0         0
                                ------     ------    ------
Income (loss) from operations        0          0         0

Interest expense                     0          0         0
Other: Earnings/(loss) from
       Mexico operations            49        185        50
                                ------      -----    ------
   Income (loss) before
   reorganization items             49        185        50

Reorganization items:
  Professional and other fees
    of bankruptcy                    0          0         0
  Gain (loss) on disposition
    of assets                        0          0         0
                                ------      -----    ------
  Total Reorganization Items         0          0         0

  Income (loss) before
    income taxes                    49        185        50

Provision for income taxes           0          0         0
                                ------      -----    ------
  Net Income (loss) before
    Extraordinary item             $49       $185       $50
                                ======      =====    ======

          OFFICE OF THE U.S. TRUSTEE - REGION 3
       STATEMENT OF CASH RECEIPTS AND DISBURSEMENTS
              For the month of November 1997

Debtor Name:   Fruehauf International Limited
Case Number:   96-1566 (PJW)


Cash Receipts
-------------
None.


Cash Disbursements
------------------
None.

         OFFICE OF THE U.S. TRUSTEE - REGION 3
             STATEMENT OF AGED RECEIVABLES
            For the month of November 1997


Debtor Name:   Fruehauf International Limited
Case Number:   96-1566 (PJW)

Fruehauf Trailer Corporation has a trade receivable outstanding of $955,000 from Fruehauf de Mexico S.A. de C.V., a division of Fruehauf International Limited, at the end of the reporting period.

         OFFICE OF THE U.S. TRUSTEE - REGION 3
              STATEMENT OF AGED PAYABLES
            For the month of November 1997


Debtor Name:   Fruehauf International Limited
Case Number:   96-1566 (PJW)



None.

          OFFICE OF THE U.S. TRUSTEE - REGION 3
   STATEMENT OF OPERATIONS, TAXES, INSURANCE AND PERSONNEL
             For the month of November 1997


Debtor Name:   Fruehauf International Limited
Case Number:   96-1566 (PJW)


Status of Postpetition Taxes
----------------------------
See Tax Receipts.


Payments to Insiders
--------------------
None.


Payments to Professionals
-------------------------
None.


Adequate Protection Payments
----------------------------
None.


Insurance
---------
Not Applicable.


Personnel
---------
Fruehauf International Limited had no employees at the beginning and end of the reporting period. Its only operating subsidiary, Fruehauf de Mexico S.A. de C.V., has approximately
402 employees.

      OFFICE OF THE U.S. TRUSTEE - REGION 3
                   TAX RECEIPTS
          For the month of November 1997


Debtor Name:   Fruehauf International Limited
Case Number:   96-1566 (PJW)


None.

         OFFICE OF THE U.S. TRUSTEE - REGION 3
    OTHER DOCUMENTATION AS REQUIRED BY THE TRUSTEE
            For the month of November 1997


Debtor Name:   Fruehauf International Limited
Case Number:   96-1566 (PJW)

QUESTIONAIRE                                        YES   NO
-------------                                       ---   --

1.  Have any assets been sold or transferred               X
    outside the normal course of business this reporting period?

2.  Have any funds been disbursed from any account
    other than a debtor in possession account?             X

3.  Are any postpetition receivables (accounts,
    notes or loans) due from related parties? 	            X

4.  Have any payments been made on prepetition
    liabilities this reporting period?                     X

5.  Have any postpetition loans been received by
    the debtor from any party?                             X

6.  Are any postpetition payroll taxes due?                X

7.  Are any postpetition state or federal income
    taxes past due?                                        X

8.  Are any postpetition real estate taxes due?	           X

9.  Are any other postpetition taxes due?	                 X

10. Are any amounts owed to postpetition creditors
    past due?                                              X

11. Have any prepetition taxes been paid during the
    reporting period?                                      X

12. Are any wage payments past due?                        X